Performance Commentary | October 2024

For October 2024, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -2.47% and a net return of -2.50%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of -2.48% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data October be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	Its ongoing yield advantage. As of October 31, HIT’s portfolio yield was 5.29% versus 4.74% for the Benchmark, offering a yield advantage of 55 bps.

•	Its ongoing coupon advantage. The HIT generated 0.33% in income versus 0.30% for the benchmark.

•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing asset class in the Benchmark on an excess return basis. The HIT’s portfolio was underweight to the sector at month end, with a 13.8% allocation compared to 25.1% in the Bloomberg Aggregate.
•	Performance by agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLC) tightened by approximately 2, 3 and 2 bps, respectively. As of October 31, 2024, the HIT portfolio had an allocation of 25.5% to fixed-rate single-asset Fannie Mae DUS securities, 13.2% to PLCs and 5.2% to CLCs while the Benchmark had none.

1227 25TH STREET, NW | SUITE 500 | WASHINGTON, DC 20037 | P: 202-331-8055	AFLCIO-HIT.COM

October 2024 Portfolio Commentary

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s underweight to corporate bonds, the best performing sector for the month on an excess return basis. The HIT does not invest in corporate bonds, whereas the sector comprised 24.5% of the Benchmark on October 31, 2024.
•	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Approximately 92.6% of the HIT portfolio carried a government or GSE guarantee or was rated AA, compared to 72.8% for the Bloomberg Aggregate.
•	Performance by GNMA REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 18 bps during the month. On October 31, 2024, the portfolio had an 10.8% allocation to GNMA REMICS while the Benchmark had none.

*	Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

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October 2024 Portfolio Commentary

Market Data

October 2024 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-2.38%	0	5.91
Agencies	-1.30%	8	3.43
Single family agency MBS (RMBS)	-2.83%	-51	6.07
Corporates	-2.43%	38	6.95
Commercial MBS (CMBS)	-1.84%	11	4.17
Asset-backed securities (ABS)	-0.70%	25	2.72
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/24	10/31/24	Change
1 Month	4.813%	4.666%	-0.147%
3 Month	4.617%	4.542%	-0.075%
6 Month	4.404%	4.456%	0.052%
1 Year	4.002%	4.269%	0.267%
2 Year	3.641%	4.170%	0.529%
3 Year	3.549%	4.133%	0.584%
5 Year	3.558%	4.158%	0.600%
7 Year	3.648%	4.224%	0.576%
10 Year	3.781%	4.284%	0.503%
20 Year	4.175%	4.589%	0.414%
30 Year	4.119%	4.475%	0.356%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors October view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and October obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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October 2024 Portfolio Commentary

Portfolio Data On October 31, 2024

Net Assets	$6,802.59 million
Portfolio Effective Duration	6.04 years	Convexity	0.228
Portfolio Average Coupon	3.78%	Maturity	10.47 years
Portfolio Yield to Worst[1]	5.29%	Portfolio Current Yield[1]	4.12%
Number of Holdings	923	Average Price[2]	91.53

Sector Allocations: 3

Multifamily Investments	78.26%	CMBS – Agency Multifamily**	67.56%
Agency Single-Family MBS	14.09%	Agency Single-Family MBS	14.09%
U.S. Treasury	5.89%	U.S. Treasury Notes/Bonds	5.89%
Cash & Short-Term Securities	1.76%	State Housing Permanent Bonds	3.03%
		State Housing Construction Bonds	2.83%
		Direct Construction Loans	4.84%
		Cash & Short-Term Securities	1.76%
		** Includes multifamily MBS (60.95%) and MF Construction MBS (6.61%)

Quality Distribution: [3]
U.S. Government or Agency	88.40%
AAA	0.81%
AA	4.19%
A	0.00%
Not Rated	4.84%
Cash	1.76%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.76%	5-5.99 years	13.72%	0 – 1 year	5.63%
0-0.99 years	13.73%	6-6.99 years	16.64%	1 – 2.99 years	7.70%
1-1.99 years	2.54%	7-7.99 years	8.42%	3 – 4.99 years	17.67%
2-2.99 years	10.51%	8-8.99 years	3.96%	5 – 6.99 years	22.12%
3-3.99 years	6.13%	9-9.99 years	0.89%	7 – 9.99 years	33.36%
4-4.99 years	11.05%	Over 10 years	10.66%	10 – 19.99 years	10.02%
				Greater than 20 years	3.49%

1	The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.
2	Portfolio market value weighted by current face.
3	Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

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